Exhibit 10.16

SECOND AMENDMENT TO CREDIT AGREEMENT

Parties:

“Bank”:	Wells Fargo Bank, N.A.
(f/k/a Wells Fargo Bank West, N.A.)
1242 Pearl Street
P.O. Box 227
Boulder, Colorado 80302

“Borrower”:	The Persons shown as parties on the signature pages hereto.

Execution Date:	October 2, 2010

Recitals:

A Bank and each Borrower have entered into that certain 2005 Amended and Restated Credit Agreement dated as of July 29, 2005, and that certain First Amendment to Credit Agreement dated October 22, 2007 (as amended, and as amended, modified, or supplemented from time to time in the future, the “Credit Agreement”) pursuant to which the Lender has extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

B. Borrower has requested that the Bank extend the term of the loan and make certain other changes, which the Bank is willing to do under the terms and conditions as set forth in this Second Amendment to Credit Agreement (“Second Amendment”).

Agreement:

Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is amended as of the Effective Date as follows:

1.1 The following Sections of Article 1 are amended to read as follows:

1.12 [THIS SECTION INTENTIONALLY OMITTED]

1.13 Base Rate: means at any time the rate of interest most recently announced by Lender as its Prime Rate, from time to time which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, adjusted by the Base Rate Margin; provided, however, that at no time will the Base Rate be less than four and one-quarter percent (4.25%) per annum.

1.15 Base Rate Margin: zero basis points.

1.59 [THIS SECTION INTENTIONALLY OMITTED]

1.60 [THIS SECTION INTENTIONALLY OMITTED]

1.61 [THIS SECTION INTENTIONALLY OMITTED]

1.62 [THIS SECTION INTENTIONALLY OMITTED]

1.63 [THIS SECTION INTENTIONALLY OMITTED]

1.64 [THIS SECTION INTENTIONALLY OMITTED]

1.65 [THIS SECTION INTENTIONALLY OMITTED]

1.90 Revolving Maturity Date: means October 2, 2011.

1.2 The following Subsections and Sections of Article 4 are amended to read as follows:

4.1.1 Base Rate Option. The outstanding principal balance under the Revolving Note shall bear interest at the Base Rate and shall be deemed a “Base Rate Loan”.

4.1.2 [THIS SUBSECTION INTENTIONALLY OMITTED]

4.2 [THIS SECTION INTENTIONALLY OMITTED]

1.3 Each reference to LIBO Rate, LIBO Rate Period, LIBO Loan, or other provision relating to LIBO shall be deemed to have been deleted.

2. Conditions to Effectiveness of this Second Amendment. The effectiveness of this Second Amendment is subject to satisfaction, in the Bank’s sole discretion, of each of the following conditions precedent (the date on which all such conditions precedent are so satisfied shall be the “Effective Date”):

2.1 Delivery of Executed Documents. Borrower shall have delivered to the Bank the following documents:

A. This Second Amendment, duly executed by each Borrower.

2.2 Representations and Warranties. The representations and warranties of Borrower in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date.

2.3 No Event of Default. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this Second Amendment.

2.4 Payment of Fees and Expenses. Borrower shall have paid the Bank, by wire transfer of immediately available federal funds (a) all fees presently due under the Credit

Agreement (as amended by this Second Amendment); and (b) all expenses owing as of the Effective Date pursuant to Section 13.1 of the Credit Agreement.

3. General Provisions.

3.1 No Other Modifications. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

3.2 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of each Borrower and the Bank, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Bank.

3.3 Definitions. Capitalized terms used, but not defined, in this Second Amendment shall have the meaning set forth in the Credit Agreement.

3.4 Severability. Should any provision of this Second Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Second Amendment and all remaining provision of this Second Amendment shall be fully enforceable.

3.5 Governing Law. To the extent not governed by federal law, this Second Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

3.6 Headings. The captions or headings in this Second Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Second Amendment.

3.7 Counterparts. This Second Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Second Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Second Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment.

[Signatures to follow on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the Effective Date.

BANK:

Wells Fargo Bank, N.A.

By:	/s/ David Marusiak
Name:	David Marusiak
Title:	Vice President, Business Banking Manager

BORROWER:

Gaiam, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Americas, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam.com, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Direct, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam International, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ John Jackson
Name:	John Jackson
Title:	VP

Gaiam International II, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ John Jackson
Name:	John Jackson
Title:	VP

Gaiam International III, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ John Jackson
Name:	John Jackson
Title:	VP

Gaiam Media, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Shared Services, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Travel, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

GT Media, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President